Correspondence

OLSHAN FROME WOLOSKY LLP
Park Avenue Tower
65 East 55th Street
New York, New York 10022

Spencer G. Feldman
(212) 451-2234
E-mail: sfeldman@olshanlaw.com

November 18, 2014
VIA EDGAR

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549

Re:	Code Rebel Corporation
Draft Registration Statement on Form S-1

  Ladies and Gentlemen:

On behalf of Code Rebel Corporation, a Delaware corporation (the “Company”), we hereby confidentially submit through EDGAR one complete copy of Confidential Draft Submission No. 1 to the captioned Registration Statement on Form S-1 (the “Registration Statement”), for the registration of 2,000,000 shares of the Company’s common stock in an initial public offering, including one complete copy of the exhibits listed in the Registration Statement as filed therewith.

We wish to bring to the staff's attention that, in a future filing, the Company intends to add to the Registration Statement a secondary offering prospectus relating to resales by certain selling stockholders of the shares of common stock issued contemporaneously with the closing of this offering upon conversion of the Company's 6% unsecured promissory notes sold in a previous private placement.

Should any member of the Commission’s staff have any questions concerning the enclosed materials or desire any further information or clarification in respect of the Registration Statement, please do not hesitate to contact me (tel.: (212) 451-2234) or Reid Dabney, the Company’s Chief Financial Officer (tel.: (310) 748-5718).

Very truly yours,

/s/ Spencer G. Feldman

Spencer G. Feldman

Enclosures
cc:	Mr. Arben Kryeziu
Mr. Reid Dabney